                                                                    EXHIBIT 23.1

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 18, 1998 included in Birner Dental Management Services, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



                                             /s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
 July 31, 1998.